                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JULY 13, 2004
                                                          --------------



                           MICROTEL INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                  001-10346                    77-0226211
----------------------------        ---------                -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (909) 987-9220
                                                  --------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the terms of the Stock Purchase Agreement executed on July 13, 2004, MicroTel International Inc. (the "Company") acquired, effective as of July 13, 2004, all of the issued and outstanding common stock of Larus Corporation, a California corporation ("Larus"). Prior to the acquisition, all of the common stock of Larus was owned by Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 18, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988.

         Larus is based in San Jose, California and engages in the manufacturing and sale of telecommunications products. Larus has one wholly-owned subsidiary, Vista Labs, Incorporated ("Vista"), which provides engineering services to Larus. The Company acquired all of the assets and liabilities of Larus in this transaction, including the intellectual property, cash, accounts receivable and inventories owned by each of Larus and Vista. The Company intends to use these acquired assets for the same purpose for which they were used by each of Larus and Vista.

         The purchase price for the acquisition consisted of $1,000,000 in cash, the issuance of 1,213,592 shares of the Company's common stock, $887,500 in the form of two short-term, zero interest promissory notes, $3,000,000 in the form of two subordinated secured promissory notes, and warrants to purchase up to an aggregate of 150,000 shares of the Company's common stock at $1.30 per share. In addition, the Company assumed $245,000 worth of accounts payable and accrued expenses and entered into an above-market lease with the sellers, which lease has a value of $756,000. The acquisition was funded by the Company's bank credit line with Wells Fargo Bank. In determining the purchase price for Larus, the Company took into account the historical and expected earnings and cash flow of Larus, as well as the value of companies of a size and in an industry similar to Larus, comparable transactions and the market for such companies generally.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             --------------------------------------------

                  It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The registrant shall file the required financial statements under cover of Form 8-K/A on or before September 24, 2004.

         (b) Pro Forma Financial Information.
             --------------------------------

                  To be provided on or before September 24, 2004.

         (c) Exhibits.
             ---------

                  2.1 Stock Purchase Agreement dated July 13, 2004 by and between the Company, Noel McDermott, an individual, Warren P. Yost, an individual, and the holders of the common stock of Larus identified on the signature page thereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2004              MICROTEL INTERNATIONAL INC.



                                  By: /s/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer